================================================================================
                         Population Growth and Forecasts
================================================================================
                                                          Compound
                                                           Growth     Compound
                                                         Rate 1980-  Growth Rate
      Area         1980      1990      1996      2001       1996      1996-2001
================================================================================
Rocky Mount MSA   123,141   133,235   141,555   146,585     0.87%        0.70%
                  --------------------------------------------------------------
  Nash County      21,928    24,477    25,460    26,139     0.94%        0.53%
                  --------------------------------------------------------------
  Edgecombe County 32,535    35,666    37,109    37,918     0.83%        0.43%
================================================================================
Source: Equifax National Decision Systems
================================================================================


================================================================================
                          Household Data and Forecasts
================================================================================
                                                          Compound
                                                           Growth     Compound
                                                         Rate 1980-  Growth Rate
      Area         1980      1990      1996      2001       1996      1996-2001
================================================================================
Rocky Mount MSA     2,826     4,133     4,614     4,852     3.11%        1.01%
                  --------------------------------------------------------------
  Nash County       7,824     9,738    10,578    10,941     1.90%        0.68%
                  --------------------------------------------------------------
  Edgecombe County 11,490    13,972    15,118    15,596     1.73%        0.62%
================================================================================
Source: Equifax National Decision Systems
================================================================================


================================================================================
                   Median Household Income Data and Forecasts
================================================================================
                                                          Compound
                                                           Growth     Compound
                                                         Rate 1980-  Growth Rate
      Area           1980      1990      1996      2001      1996     1996-2001
================================================================================
Rocky Mount MSA     $15,989   $29,220   $38,921   $50,237     5.72%      5.24%
                    ------------------------------------------------------------
  Nash County       $17,385   $34,270   $43,095   $53,611     5.84%      4.46%
                   ------------------------------------------------------------
  Edgecombe County  $18,017   $36,384   $45,112   $56,162     5.90%      4.48%
================================================================================
Source: Equifax National Decision Systems
================================================================================


================================================================================
                  Average Household Income Data and Forecasts
================================================================================
                                                          Compound
                                                           Growth     Compound
                                                         Rate 1980-  Growth Rate
      Area         1980      1990      1996      2001       1996      1996-2001
================================================================================
Rocky Mount MSA    $18,401   $34,510   $49,888   $68,129     6.43%       6.43%
                   ------------------------------------------------------------
  Nash County      $19,600   $39,382   $54,068   $73,867     6.55%       6.44%
                   ------------------------------------------------------------
  Edgecombe County $20,763   $43,100   $56,552   $76,861     6.46%       6.33%
================================================================================
Source: Equifax National Decision Systems
================================================================================

================================================================================
DEMOGRAPHIC STATISTICS
Golden East Crossing (Rocky Mount, NC)
Cushman & Wakefield, Inc.
--------------------------------------------------------------------------------
                      Effective Trade  Rocky Mount     State of        United
                           Area           MSA       North Carolina  States (000)
================================================================================
POPULATION STATISTICS
    1980                  242,775       123,141        5,881,768    226,545,856
    1990                  256,493       133,235        6,628,637    248,709,872
    1996                  268,643       141,551        7,280,830    265,037,504
    2001                  276,809       146,585        7,848,028    277,157,184

Compound Annual Change
    1980-1990               0.55%         0.79%            1.20%          0.94%
    1990-1996               0.77%         1.01%            1.58%          1.07%
    1996-2001               0.60%         0.70%            1.51%          0.90%
--------------------------------------------------------------------------------
HOUSEHOLD STATISTICS
    1980                   82,158        41,867        2,043,292     80,389,688
    1990                   95,426        49,360        2,517,026     91,947,408
    1996                  102,995        53,700        2,862,251    100,130,936
    2001                  107,127        55,876        3,123,172    105,246,728

Compound Annual Change
    1980-1990               1.51%         1.66%            2.11%          1.35%
    1990-1996               1.28%         1.41%            2.17%          1.43%
    1996-2001               0.79%         0.80%            1.76%          1.00%
--------------------------------------------------------------------------------
AVERAGE HOUSEHOLD INCOME
    1980                  $16,464       $16,385          $17,332        $20,307
    1990                  $29,054       $30,363          $33,242        $38,453
    1996                  $35,389       $37,181          $42,552        $49,031
    2001                  $45,082       $47,835          $56,532        $65,729

Compound Annual Change
    1980-1990               5.84%         6.36%            6.73%          6.59%
    1990-1996               3.34%         3.43%            4.20%          4.13%
    1996-2001               4.96%         5.17%            5.85%          6.04%
--------------------------------------------------------------------------------
PER CAPITA INCOME STATISTICS
    1980                   $5,572        $5,600           $6,133         $7,298
    1990                  $10,908       $11,345          $12,885        $14,420
    1996                  $13,869       $14,429          $17,153        $18,905
    2001                  $17,880       $18,729          $22,985        $25,467

Compound Annual Change
    1980-1990               6.95%         7.32%            7.71%          7.05%
    1990-1996               4.92%         4.93%            5.89%          5.57%
    1996-2001               5.21%         5.36%            6.03%          6.14%
--------------------------------------------------------------------------------
SOURCE: Equifax National Decision Systems
================================================================================

                                [GRAPHIC OMITTED]

                                 [Leasing Plan]

                              GOLDEN EAST CROSSING
                        Rocky Mount, North Carolina 27804

                                [GRAPHIC OMITTED]

                                  [Plot Plan]

                                   Exhibit 'B'
                                   Plot Plan
                              GOLDEN EAST CROSSING
                               Rocky Mount, N.C.

====================================================================================================================================
REGIONAL MALL SALES                                                                                                             1995
1995 Transaction Chart
Cushman & Wakefield, Inc.
------------------------------------------------------------------------------------------------------------------------------------

 Sale                           Sale      Year      Sale        Total      Sold     Shop    Shop   Occu-   Shop
  No.    Property/Location      Date     Built      Price        GLA       GLA      GLA     Ratio  pancy Sales/sf       NOI
====================================================================================================================================
95-1     Natick Mall           Dec-95     1994   $265,000,000  1,160,733  646,733  436,733  37.6%  99.0%  $416      $21,311,000
         Natick, MA                   (redevel.)
------------------------------------------------------------------------------------------------------------------------------------
95-2     Smith Haven Mall      Dec-95    1969/   $221,000,000  1,351,913  813,786  505,626  37.4%  93.0%  $420      $16,500,000
         Lake Grove, NY                    86
------------------------------------------------------------------------------------------------------------------------------------
953(1)   Capitola Mall         Dec-95    1977/    $52,500,000    577,396  577,396  197,396  34.2%  92.0%  $262       $4,987,500
         Capitola, CA                      88
------------------------------------------------------------------------------------------------------------------------------------
95-4     Centre at Salisbury   Aug-95     1990    $78,000,000    884,825  744,825  278,915  31.5%  89.0%  $257       $7,020,000
         Salisbury, MD
------------------------------------------------------------------------------------------------------------------------------------
95-5     Piedmont Mall         Jul-95    1983/    $39,000,000    534,135  409,135  188,049  35.2%   -     $250       $3,600,000
         Danville, VA                      84
------------------------------------------------------------------------------------------------------------------------------------
95-6     River Oaks Center     Jul-95     1978    $26,200,000    574,657  493,791  219,099  38.1%   -     $200       $2,908,200
         Decatur, AL
------------------------------------------------------------------------------------------------------------------------------------
95-7     Columbia Mall         Jul-95     1998    $27,650,000    351,364  351,364  128,024  36.4%  96.0%  $165       $2,958,500
         Bloomsberg, PA
------------------------------------------------------------------------------------------------------------------------------------
95-8     Hot Springs Mall      Jun-95     1982    $22,775,000    389,914  318,033  156,000  40.0%  83.0%  $240       $2,277,500
         Hot Springs, AR
------------------------------------------------------------------------------------------------------------------------------------
95-9     Westgate Mall         May-95    1960/    $43,000,000    649,185  448,268  253,993  39.1%  77.9%  $191       $4,096,457
         San Jose, CA                      89
------------------------------------------------------------------------------------------------------------------------------------
95-10    Silver City Galleria  Apr-95     1992   $159,106,000  1,005,595  749,595  349,107  34.7%  96.0%  $290      $13,219,000
         East Taunton, MA
------------------------------------------------------------------------------------------------------------------------------------
95-11    Westgate Mall         Apr-95     1975    $25,300,000    768,000  449,974  272,630  35.5%  85.0%  $240       $2,403,500
         Spartanburg, SC
------------------------------------------------------------------------------------------------------------------------------------
95-12    Hanover Mall          Jan-95    1971/    $38,000,000    649,130  649,130  298,531  46.0%  90.0%  $204       $3,811,400
         Hanover, MA                       93
------------------------------------------------------------------------------------------------------------------------------------
95-13    Greenbrier Mall       Jan-95     1981    $84,700,000    774,201  594,201  318,595  41.2%  96.0%  $250       $6,600,000
         Chesapeake, VA
------------------------------------------------------------------------------------------------------------------------------------
95-14(2) Galleria at Tyler     Jan-95    1970/   $123,750,000  1,044,536  431,640  411,640  39.4%  86.0%  $244       $9,600,000
         Riverside, CA                     91
====================================================================================================================================
         Survey Low:                              $22,775,000    351,364  318,033  128,024  31.5%  77.9%  $165       $2,277,500
         Survey High:                            $265,000,000  1,351,913  813,786  505,626  46.0%  99.0%  $420      $21,311,000
------------------------------------------------------------------------------------------------------------------------------------
         Survey Mean:                             $86,141,500    765,399  548,419  286,738  37.6%  90.2%  $259       $7,235,218
====================================================================================================================================


--------------------------------------------------------------------------------------------------------------
                                               Capitalization Rates          Unit Rate Comparison
                                               --------------------          --------------------
 Sale                                          Going-In     Terminal          Price/GLA  Price/Mall     Sales
  No.    Property/Location        NOI/sf         OAR          OAR      IRR    Purchased   Shop GLA    Multiple
==============================================================================================================
95-1     Natick Mall              $32.95        8.04%        8.00%     10.75%    $410       $607        1.46
         Natick, MA
--------------------------------------------------------------------------------------------------------------
95-2     Smith Haven Mall         $20.28        7.47%        -          -        $272       $437        1.04
         Lake Grove, NY
--------------------------------------------------------------------------------------------------------------
953(1)   Capitola Mall             $8.64        9.50%        -          -         $91       $266        1.02
         Capitola, CA
--------------------------------------------------------------------------------------------------------------
95-4     Centre at Salisbury       $9.43        9.00%        -          -        $105       $280        1.09
         Salisbury, MD
--------------------------------------------------------------------------------------------------------------
95-5     Piedmont Mall             $8.80        9.23%        -          -         $95       $207        0.83
         Danville, VA
--------------------------------------------------------------------------------------------------------------
95-6     River Oaks Center         $5.89       11.10%        -          -         $53       $120        0.60
         Decatur, AL
--------------------------------------------------------------------------------------------------------------
95-7     Columbia Mall             $8.42       10.70%        -          -         $79       $216        1.31
         Bloomsberg, PA
--------------------------------------------------------------------------------------------------------------
95-8     Hot Springs Mall          $7.16       10.00%        -          -         $72       $146        0.61
         Hot Springs, AR
--------------------------------------------------------------------------------------------------------------
95-9     Westgate Mall             $9.14        9.53%        -          -         $96       $169        0.89
         San Jose, CA
--------------------------------------------------------------------------------------------------------------
95-10    Silver City Galleria     $17.63        8.31%        8.00%     11.00%    $212       $456        1.57
         East Taunton, MA
--------------------------------------------------------------------------------------------------------------
95-11    Westgate Mall             $5.34        9.50%        -          -         $56        $93        0.39
         Spartanburg, SC
--------------------------------------------------------------------------------------------------------------
95-12    Hanover Mall              $5.87       10.03%        -          -         $59       $127        0.62
         Hanover, MA
--------------------------------------------------------------------------------------------------------------
95-13    Greenbrier Mall          $11.11        7.79%        8.00%     11.50%    $143       $266        1.06
         Chesapeake, VA
--------------------------------------------------------------------------------------------------------------
95-14(2) Galleria at Tyler        $22.24        7.76%        8.00%     10.50%    $287       $301        1.23
         Riverside, CA
==============================================================================================================
         Survey Low:               $5.34        7.47%        8.00%     10.50%     $53        $93        0.39
         Survey High:             $32.95       11.10%        8.00%     11.50%    $410       $607        1.57
--------------------------------------------------------------------------------------------------------------
         Survey Mean:             $12.35        9.14%        8.00%     10.94%    $145       $264        0.98
==============================================================================================================

----------
(1) Cash equivlent price.
(2) Net of allocation for excess land. Sale includes cinema.

================================================================================

===================================================================================================================================

REGIONAL MALL SALES                                                                                                             1994
1994 Transaction Chart
Cushman & Wakefield, Inc.

===================================================================================================================================

 Sale                            Sale    Year                  Total      Sold      Shop    Shop   Occu-   Shop
  No.      Property/Location     Date   Built   Sale Price      GLA        GLA       GLA    Ratio  pancy Sales/sf    NOI      NOI/sf
===================================================================================================================================
94  1    Independence Center    Dec-94  1974/   $53,400,000    863,986    392,524  392,524  45.4%  84.0%  $200   $4,592,000  $11.70
(1)      Independence, MO                88
-----------------------------------------------------------------------------------------------------------------------------------
94  2    Biltmore Fashion Park  Dec-94  1963/  $110,000,000    554,503    372,000  219,000  39.5%  97.0%  $380   $8,600,000  $23.12
(2)      Phoenix, Arizona                92
-----------------------------------------------------------------------------------------------------------------------------------
94- 3    Confidential           Dec-94  1981/  $108,000,000  1,123,580    333,468  333,468  29.7%  95.0%  $300   $7,538,400  $22.61
         Major Southwest MSA             93
-----------------------------------------------------------------------------------------------------------------------------------
94  4    CPI Portfolio          Dec-94         $151,500,000  2,110,051  1,142,386  750,436  35.6%  90.0%  $250  $13,350,000  $11.69
(3)      1) Orange Park Mall            1975/
            Orange Park, Florida         91
         2) University Mall             1974/
            Pensacola, Florida           90
         3) Broadway Square Mall        1975/
            Tyler, Texas                 89
-----------------------------------------------------------------------------------------------------------------------------------
94- 5    Fashion Valley Center  Nov-94  1969/  $128,500,000  1,370,262    518,900  373,725  27.3%  91.0%  $325   $9,637,500  $18.57
         San Diego, California          81/84
-----------------------------------------------------------------------------------------------------------------------------------
94- 6    Mall of the Americas   Oct-94  1970/   $76,200,000    678,000    678,000  225,000  33.2%  98.5%  $325   $6,706,000   $9.89
         Miami, Florida                 93+
-----------------------------------------------------------------------------------------------------------------------------------
94  7    Corte Madera T.C.      Sep-94  1958/   $70,500,000    425,572    425,572  237,453  55.8%  93.5%  $325   $5,900,000  $13.86
(4)      Marin County, California        85
-----------------------------------------------------------------------------------------------------------------------------------
94- 8    Layton Hills Mall      Sep-94  1980/   $51,375,000    710,030    620,030  399,001  56.2%  94.0%  $226   $4,730,000   $7.63
         Layton, Utah                    91
-----------------------------------------------------------------------------------------------------------------------------------
94- 9    North Shore Square     Jul-94  1985    $34,150,000    624,000    358,709  178,326  28.6%  94.0%  $218   $3,073,000   $8.57
         Slidell, Louisiana
-----------------------------------------------------------------------------------------------------------------------------------
94  10   Chesterfield T.C.      Jun-94  1986/   $93,600,000    605,161    605,161  291,744  48.2%  95.0%  $290   $8,424,000  $13.92
(5)      Richmond, Virgina              87/89
-----------------------------------------------------------------------------------------------------------------------------------
94- 11   Waterside Shops        Jun-94  1992    $65,500,000    250,000    250,000  173,930  69.6%  99.0%  $400   $5,043,500  $20.17
         Naples, Florida
-----------------------------------------------------------------------------------------------------------------------------------
94- 12   Crossroads Mall        Apr-94  1974    $51,500,000  1,114,720    378,704  378,704  34.0%  95.0%  $189   $5,300,000  $14.00
         Oklahoma City, Oklahoma
-----------------------------------------------------------------------------------------------------------------------------------
94- 13   Riverchase Galleria    Feb-94  1986   $175,000,000  1,251,142    462,612  350,504  28.0%  95.0%  $350  $13,295,000  $28.74
         Hoover, Alabama
-----------------------------------------------------------------------------------------------------------------------------------
94  14   Stratford Square Mall  Jan-94  1981/  $119,000,000  1,294,682    493,404  493,404  38.1%  98.5%  $260   $8,962,500  $18.16
         Bloomingdale, Illinois         88/91
===================================================================================================================================
         Survey Low:                            $34,150,000    250,000    250,000  173,930  27.3%  84.0%  $189   $3,073,000   $7.63

         Survey High:                          $175,000,000  2,110,051  1,142,386  750,436  69.6%  99.0%  $400  $13,350,000  $28.74
-----------------------------------------------------------------------------------------------------------------------------------
         Survey Mean:                           $92,016,071    926,835    502,248  342,659  40.6%  94.3%  $288   $7,610,850  $15.90
===================================================================================================================================


=============================================================================================
                                Capitalization Rates          Unit Rate Comparison
                                --------------------          ---------------------
 Sale                            Going-in  Terminal           Price/GLA  Price/Mall   Sales
  No.      Property/Location        OAR      OAR      IRR     Purchased  Shop GLA    Multiple
=============================================================================================
94  1    Independence Center       8.60%        -         -      $136       $136        0.68
(1)      Independence, MO
---------------------------------------------------------------------------------------------
94  2    Biltmore Fashion Park     7.82%        -         -      $296       $502        1.32
(2)      Phoenix, Arizona
---------------------------------------------------------------------------------------------
94- 3    Confidential              6.98%    7.25%    10.70%      $324       $324        1.08
         Major Southwest MSA
---------------------------------------------------------------------------------------------
94  4    CPI Portfolio             8.81%        -         -      $133       $202        0.81
(3)      1) Orange Park Mall
            Orange Park, Florida
         2) University Mall
            Pensacola, Florida
         3) Broadway Square Mall
            Tyler, Texas
---------------------------------------------------------------------------------------------
94- 5    Fashion Valley Center     7.50%    8.00%    11.00%      $248       $344        1.06
         San Diego, California
---------------------------------------------------------------------------------------------
94- 6    Mall of the Americas      8.80%        -    11.80%      $112       $339        1.04
         Miami, Florida
---------------------------------------------------------------------------------------------
94  7    Corte Madera T.C.         8.37%    9.00%    11.00%      $166       $297        0.91
(4)      Marin County, California
---------------------------------------------------------------------------------------------
94- 8    Layton Hills Mall         9.21%        -         -       $83       $129        0.57
         Layton, Utah
---------------------------------------------------------------------------------------------
94- 9    North Shore Square        9.00%        -         -       $95       $192        0.88
         Slidell, Louisiana
---------------------------------------------------------------------------------------------
94  10   Chesterfield T.C.         9.00%        -         -      $155       $321        1.11
(5)      Richmond, Virgina
---------------------------------------------------------------------------------------------
94- 11   Waterside Shops           7.70%        -         -      $262       $377        0.94
         Naples, Florida
---------------------------------------------------------------------------------------------
94- 12   Crossroads Mall          10.29%        -         -      $136       $136        0.72
         Oklahoma City, Oklahoma
---------------------------------------------------------------------------------------------
94- 13   Riverchase Galleria       7.60%        -    11.50%      $378       $499        1.43
         Hoover, Alabama
---------------------------------------------------------------------------------------------
94  14   Stratford Square Mall     7.53%    8.25%    11.00%      $241       $241        0.93
         Bloomingdale, Illinois
=============================================================================================
         Survey Low:               6.98%    7.25%    10.70%       $83       $129        0.57

         Survey High:             10.29%    9.00%    11.80%      $378       $502        1.43
---------------------------------------------------------------------------------------------
         Survey Mean:              8.37%    8.13%    11.17%      $197       $288        0.96
=============================================================================================

----------
(1)    Inclusive of $2.4 million held back for deferred maintenance.
(2)    Inclusive of partnership units.
(3)    Net of allocation to excess land.
(4)    Sale includes 75,712 square foot professional building.
(5)    Adjusted to reflect 100% interest.

================================================================================

========================================================================================================================

MALL SHOP TENANTS BY SIZE
Golden East Crossing (Rocky Mount, North Carolina)
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------
                               Lease             Initial   Initial      Final     Final   % Change    Rent in    Rent
   Tenant Category              Term    Area      Annual    Rent/      Annual     Rent/    In Rent     Place   CY 1996/
   (By  Size/Area)             (Yrs)   (Sq/Ft)     Rent     Sq/Ft       Rent      Sq/Ft   Over Term   CY 1996   Sq/Ft
========================================================================================================================
   County Seat (03/87)          10.0     3,238    $35,618   $11.00     $35,618   $11.00      0.0%     $35,618   $11.00
   Kinney Shoes (08/86)         10.0     3,299    $49,485   $15.00     $49,485   $15.00      0.0%     $49,485   $15.00
   D.A. Kelly's (09/93)          4.9     3,500    $43,750   $12.50     $43,750   $12.50      0.0%     $43,750   $12.50
   --------------------          ---     -----    -------   ------     -------   ------      ----     -------   ------
   Subtotal:              19    10.6    53,116   $768,084   $14.46    $841,661   $15.85      9.6%    $768,084   $14.46

------------------------------------------------------------------------------------------------------------------------

5. Tenants 3501-5000 sf
-----------------------
   Victoria's Secret (07/95)    12.0    3,539     $56,624   $16.00     $63,702   $18.00     12.5%     $56,624   $16.00
   American Eagle (08/95)        9.9    3,883     $62,128   $16.00     $62,128   $16.00      0.0%     $62,128   $16.00
   Hallmark(11/96)               9.9    4,229     $76,122   $18.00     $76,122   $18.00      0.0%     $76,122   $18.00
   Durham Sporting GD (08/86)   10.0    4.809     $57,708   $12.00     $57,708   $12.00      0.0%     $57,708   $12.00
   Rack Room Shoes (02/96)      10.1    4,833     $67,662   $14.00     $86,944   $17.99     28.5%     $67,662   $14.00
   The Limited (08/86)          12.0    4,887     $75,015   $15.35     $75,015   $15.35      0.0%     $75,015   $15.35
   Lerner Shop (08/86)          12.0    4,970     $59,640   $12.00     $59,640   $12.00      0.0%     $59,640   $12.00
   -------------------          ----    -----     -------   ------     -------   ------      ----     -------   ------
   Subtotal:               7    10.8   31,150    $454,899   $14.60    $481,259   $15.45      5.8%    $454,899   $14.60

------------------------------------------------------------------------------------------------------------------------

6. Tenants 5001-10000 sf
------------------------
   Lane Bryant (08/86)          12.0    5,189     $57,079   $11.00     $57,079   $11.00      0.0%     $57,079   $11.00
   Limited Express (02/88)      12.0    5,204     $83,264   $16.00     $83,264   $16.00      0.0%     $83.264   $16.00
   Record Town (10/96)           9.9    5,452     $32,292    $5.92     $32,292    $5.92      0.0%     $32,292    $5.92
   Champs Sports (12/93)        10.0    6,052     $72,624   $12.00     $84,728   $14.00     16.7%     $72,624   $12.00
   Cato(08/86)                  10.4    6,137     $61,370   $10.00     $61,370   $10.00      0.0%     $61,370   $10.00
   Rex Radio & Telev. (05/94)    5.0    8,466     $42,499    $5.02     $42,499    $5.02      0.0%     $42,499    $5.02
   --------------------------    ---    -----     -------    -----     -------    -----      ----     -------    -----
   Subtotal:               6     9.9   36,500    $349,128    $9.57    $361,232    $9.90      3.5%    $349,128    $9.57

------------------------------------------------------------------------------------------------------------------------

7. Tenants > 10000 sf
---------------------
   Cannike Cinemas (10/87)      20.0   17,474    $250,053   $14.31    $300,029   $17.17     20.0%    $250,053   $14.31
   -----------------------      ----   ------    --------   ------    --------   ------     -----    --------   ------
   Subtotal:               1    20.0   17,474    $250,053   $14.31    $300,029   $17.17     20.0%    $250,053   $14.31

   *Percentage Rent

========================================================================================================================

Survey Total:             66    13.4  174,164  $2,582,688   $14.83  $2,797,576   $16.06      8.3%  $2,587,688  $14.86

========================================================================================================================

================================================================================================================

RECENT LEASING ACTIVITY - Mall Shop Tenants By Size
Golden East Crossing (Rocky Mounty, North Carolina)
Cushman & Wakefield, Inc.

----------------------------------------------------------------------------------------------------------------
                                      Lease              Initial     Initial      Final      Final      % Change
    Tenant Category                   Term      Area      Annual      Rent/      Annual      Rent/      In Rent
    (By Size/Area)                    (Yrs)   (Sq/Ft)      Rent       Sq/Ft       Rent       Sq/Ft     Over Term
================================================================================================================

1.  Tenants < 750 sf
--------------------
    Sunglass Hut (01/95)               9.9       440     $24,998     $56.81      $24,998     $56.81      0.0%
    Christy's (01/95)                  MTM       600     $18,744     $31.24      $18,744     $31.24      0.0%
    Keep In Touch (01/96)              MTM       714      $9,000     $12.61       $9,000     $12.61      0.0%
    ---------------------              ---       ---      ------     ------       ------     ------      ----
    Subtotal:                3         9.9     1,754     $52,742     $30.07      $52,742     $30.07      0.0%

----------------------------------------------------------------------------------------------------------------

2.  Tenants  751-1200 sf
------------------------
    Afterthoughts (01/95)              9.9       948     $22,000     $23.21      $22,000     $23.21      0.0%
    VIP Formal Wear (08/95)            MTM     1,044      $7,200      $6.90       $7,200      $6.90      0.0%
    -----------------------            ---     -----      ------      -----       ------      -----      ----
    Subtotal:                2         9.9     1,992     $29,200     $14.66      $29,200     $14.66      0.0%

----------------------------------------------------------------------------------------------------------------

3.  Tenants  1201-2000 sf
-------------------------
    Dokar (01/96)                      MTM     1,311      $9,600      $7.32       $9,600      $7.32      0.0%
    Kids Footlocker (11/95)            9.7     1,752     $43,800     $25.00      $43,800     $25.00      0.0%
    -----------------------            ---     -----     -------     ------      -------     ------      ----
    Subtotal:                2         9.7     3,063     $53,400     $17.43      $53,400     $17.43      0.0%

----------------------------------------------------------------------------------------------------------------

4.  Tenants  2001-3500 sf
-------------------------
    Bath & Body (11/96)                9.9     2,247     $38,199     $17.00      $38,199     $17.00      0.0%
    Briar Patch (11/95)                9.9     2,940     $41,160     $14.00      $47,040     $16.00     14.3%
    Hungate Crafts (09/96)             9.9     2,982     $35,784     $12.00      $35,784     $12.00      0.0%
    ----------------------             ---     -----     -------     ------      -------     ------      ----
    Subtotal:                3         9.9     8,169    $115,143     $14.10     $121,023     $14.81      5.1%

----------------------------------------------------------------------------------------------------------------

5.  Tenants  3501-5000 sf
-------------------------
    Victoria's Secret (07/95)         12.0     3,539     $56,624     $16.00      $63,702     $18.00     12.5%
    American Eagle (08/95)             9.9     3,883     $62,127     $16.00      $62,127     $16.00      0.0%
    Hallmark (11/96)                   9.9     4,229     $76,122     $18.00      $76,122     $18.00      0.0%
    Rack Room Shoes (02/96)           10.1     4,833     $67,668     $14.00      $87,003     $18.00     28.6%
    -----------------------           ----     -----     -------     ------      -------     ------     -----
    Subtotal:                 4       10.5    16,484    $262,541     $15.93     $288,954     $17.53     10.1%

----------------------------------------------------------------------------------------------------------------

6.  Tenants 5001-10000 sf
-------------------------
    Record Town (10/96)                9.9     5,452     $32,292      $5.92      $32,292      $5.92      0.0%
    -------------------                ---     -----     -------      -----      -------      -----      ----
    Subtotal:                1         9.9     5,452     $32,292      $5.92      $32,292      $5.92      0.0%

================================================================================================================

Survey Total:               15         8.5    36,914    $545,318     $14.77     $577,611     $15.65      5.9%

================================================================================================================

======================================================================================================================

MALL SHOP TENANTS BY SIZE
Golden East Crossing (Rocky Mount, North Carolina)
Cushman & Wakefield, Inc.

----------------------------------------------------------------------------------------------------------------------
                               Lease            Initial  Initial    Final      Final   % Change    Rent in      Rent
      Tenant Category          Term     Area     Annual   Rent/     Annual     Rent/    In Rent     Place     CY 1996/
      (By Size/Area)           (Yrs)   (Sq/Ft)    Rent    Sq/Ft      Rent      Sq/Ft   Over Term   CY 1996     Sq/Ft
======================================================================================================================

1. Tenants < 750 sf
-------------------
   Sunglass Hut (01/95)          9.9      451   $24,999   $55.43    $24,999    $55.43      0.0%     $24,999    $55.43
   Lee Nails (09/94)             4.9      579   $18,001   $31.09    $18,001    $31.09      0.0%     $18,001    $31.09
   Christy's (01/95)             MTM      600   $18,744   $31.24    $18,744    $31.24      0.0%     $18,744    $31.24
   Gr. Amer. Chocalat (08/86)   20.0      624   $24,960   $40.00    $30,002    $48.08     20.2%     $24,960    $40.00
   Gigi's Boutique (12/86)      63.0      648   $12,960   $20.00    $12,960    $20.00      0.0%     $12,960    $20.00
   Keep in Touch (01/96)         MTM      714    $8,996   $12.60     $8,996    $12.60      0.0%      $8,996    $12.60
   Claire's Btque (10/86)        9.9      729   $14,580   $20.00    $14,580    $20.00      0.0%     $14,580    $20.00
   ----------------------        ---      ---   -------   ------    -------    ------      ----     -------    ------
   Subtotal:                7   21.6    4,345  $123,240   $28.36   $128,282    $29.52      4.1%    $123,240    $28.36

----------------------------------------------------------------------------------------------------------------------

2. Tenants 751-1200 sf
----------------------
   Regis Hairstylist (08/86)    10.0      810   $20,250   $25.00    $25,250    $31.17     24.7%     $25,250    $31.17
   Electronics Btque (08/91)    10.2      810   $24,000   $29.63    $26,000    $32.10      8.3%     $24,000    $29.63
   Carousel Children (08/94)     MTM      810    $7,493    $9.25     $7,493     $9.25      0.0%      $7,493     $9.25
   Gold Valley (07/87)          10.0      832   $30,784   $37.00    $30,784    $37.00      0.0%     $30,784    $37.00
   Stride-Rite (03/87)          10.8      942   $13,188   $14.00    $13,188    $14.00      0.0%     $13,188    $14.00
   Afterthoughts (01/95)         9.9      948   $22,003   $23.21    $22,003    $23.21      0.0%     $22,003    $23.21
   Bailey's Jewelers (08/86)    20.4      967   $43,515   $45.00    $58,020    $60.00     33.3%     $43,515    $45.00
   Jewel Box (08/86)            20.3    1,035   $36,225   $35.00    $51,750    $50.00     42.9%     $36,225    $35.00
   Picture You/One (09/93)       4.9    1,038   $25,950   $25.00    $28,026    $27.00      8.0%     $25,950    $25.00
   VIP Formal Wear (08/95)       MTM    1,044    $7,673    $7.35     $7,673     $7.35      0.0%      $7,673     $7.35
   General Nutrition (03/91)     9.9    1,058   $19,996   $18.90    $19,996    $18.90      0.0%     $19,996    $18.90
   Sugar Foot (11/86)           10.0    1,068   $17,088   $16.00    $17,088    $16.00      0.0%     $17,088    $16.00
   Lady Footlocker (04/89)       9.9    1,148   $22,960   $20.00    $22,960    $20.00      0.0%     $22,960    $20.00
   Reeds Jewelers (08/86)       10.3    1,200   $47,496   $39.58    $47,496    $39.58      0.0%     $47,496    $39.58
   Nauturalizer (03/88)         10.0    1,200   $19,200   $16.00    $19,200    $16.00      0.0%     $19,200    $16.00
   --------------------         ----    -----   -------   ------    -------    ------      ----     -------    ------
   Subtotal:              15    11.3   14,910  $357,821   $24.00   $396,927    $26.62     10.9%    $382,821    $24.33

----------------------------------------------------------------------------------------------------------------------

3. Tenants 1201-2000 sf
-----------------------
   Lernstone Books (10/89)       9.9    1,243   $18,645   $15.00    $22,374    $18.00     20.0%     $18,645    $15.00
   Doll'n Bear (10/94)           MTM    1,267   $10,922    $8.62    $10,922     $8.62      0.0%     $10,922     $8.62
   Doker (01/96)                 MTM    1,311   $10,200    $7.78    $10,200     $7.78      0.0%     $10,200     $7.78
   Tik (08/86)                  13.3    1,420   $35,514   $25.01    $35,514    $25.01      0.0%     $35,514    $25.01
   Lady's Choice (10/91)         5.0    1,445   $14,450   $10.00    $14,450    $10.00      0.0%     $14,450    $10.00
   Cannon's Mens wear (12/86)    9.9    1,510   $15,100   $10.00    $15,100    $10.00      0.0%     $15,100    $10.00
   Ups 'n Downs (05/87)          9.9    1,561   $16,375   $10.49    $16,375    $10.49      0.0%     $16,375    $10.49
   Friedman's Jeweler (11/89)   10.0    1,631   $50,006   $30.66    $55,000    $33.72     10.0%     $50,006    $30.66
   Chick Fil-A (08/86)          12.0    1,704   $25,560   $15.00    $25,560    $15.00      0.0%     $25,560    $15.00
   Kids Footlocker (11/95)       9.7    1,752   $43,800   $25.00    $43,800    $25.00      0.0%     $43,800    $25.00
   Bombay Co. (09/87)           10.0    1,825   $38,891   $21.31    $38,891    $21.31      0.0%     $38,891    $21.31
   ------------------           ----   ------   -------   ------    -------    ------      ----     -------    ------
   Subtotal:            11      10.0   16,669  $279,463   $16.77   $288,186    $17.29      3.1%    $279,463    $16.77

----------------------------------------------------------------------------------------------------------------------

4. Tenants 2001-3500 sf
-----------------------
   Disc Jockey (08/86)          10.0    2,052   $37,620   $18.33    $37,620    $18.33      0.0%     $37,620    $18.33
   Bath & Body (11/96)           9.9    2,247   $38,199   $17.00    $38,199    $17.00      0.0%     $38,199    $17.00
   Radio Shack (11/86)          15.0    2,417   $29,004   $12.00    $35,047    $14.50     20.8%     $29,004    $12.00
   Footlocker (08/86)           20.0    2,420   $43,560   $18.00    $90,000    $37.19    106.6%     $43,560    $18.00
   Payless Shoesource (08/86)   10.0    2,487   $39,792   $16.00    $39,792    $16.00      0.0%     $39,792    $16.00
   Waldenbooks (08/86)          10.4    2,535   $44,109   $17.40    $44,109    $17.40      0.0%     $44,109    $17.40
   The Finish Line (08/90)      10.2    2,605   $52,100   $20.00    $57,310    $22.00     10.0%     $52,100    $20.00
   Amy's Hallmark (11/86)       10.2    2,619   $41,904   $16.00    $41,904    $16.00      0.0%     $41,904    $16.00
   Eye Care Center (10/91)      10.0    2,779   $36,127   $13.00    $46,131    $16.60     27.7%     $36,127    $13.00
   Shoe Show (08/86)            10.0    2,868   $30,114   $10.50    $30,114    $10.50      0.0%     $30,114    $10.50
   Briar Patch (11/95)           9.9    2,940   $41,160   $14.00    $47,040    $16.00     14.3%     $41,160    $14.00
   Kay-Bee Toy (08/86)          10.0    2,972   $44,580   $15.00    $44,580    $15.00      0.0%     $44,580    $15.00
   Hungate Crafts (09/96)        9.9    2,982   $35,784   $12.00    $35,784    $12.00      0.0%     $35,784    $12.00
   Fine's Men Wear (10/86)      10.0    3,020   $36,240   $12.00    $36,240    $12.00      0.0%     $36,240    $12.00
   Merry-Go-Round (09/90)       10.3    3,034   $45,510   $15.00    $45,510    $15.00      0.0%     $45,510    $15.00
   Hofheimer's Expre (11/86)    10.2    3,102   $43,428   $14.00    $43,428    $14.00      0.0%     $43,428    $14.00

======================================================================================================================

                     GOLDEN EAST CROSSING, ROCKY MOUNT, INC
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 6/1/96 FOR 13 YEARS
                                 5/20/96 @ 11:05

                      FY1997      FY1998      FY1999      FY2000      FY2001      FY2002      FY2003

INCOME
------
MINIMUM RENT:
ALL TENANTS         3,579,202   4,114,489   4,270,222   4,401,484   4,449,504   4,517,558   4,633,996
FREE RENT          (  169,937) (  116,339) (   15,916)          0           0           0           0
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL MINIMUM RENT  3,409,265   3,998,150   4,254,306   4,401,484   4,449,505   4,517,558   4,633,996

RECOVERIES:
CAN-MALL SHOPS      1,142,830   1,278,876   1,287,434   1,297,013   1,339,561   1,375,044   1,428,320
TAX-MALL SHOPS        188,671     214,893     221,523     228,182     235,790     240,959     247,177
FCT-FOOD COURT         27,636      31,916      31,970      34,191      35,386      36,624      37,907
CAM-ANCHOR TENANTS    141,014     143,377     146,503     147,036     156,822     170,322     172,779
TAX-ANCHOR TENANTS     85,467      90,887      96,501     102,308     108,320     114,543     120,982
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RECOVERIES    1,585,618   1,759,949   1,783,931   1,808,730   1,875,879   1,937,492   2,007,165

OVERAGE RENT          370,654     333,592     309,305     306,806     331,957     356,700     388,100

SALES VOLUME (000)     59,783      62,625      63,792      66,298      68,372      70,449      72,944
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
GROSS RENTAL
  INCOME            5,365,537   6,091,691   6,347,542   6,517,020   6,657,340   6,811,750   7,029,261
CREDIT LOSS        (  134,138) (  152,292) (  158,689) (  162,925) (  166,433) (  170,294) (  175,731)
WATER/SEWER            35,292      35,998      36,717      37,452      38,201      38,965      39,744
MISCELLANEOUS          70,583      71,995      73,435      74,904      76,402      77,930      79,488
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INCOME        5,337,274   6,047,392   6,299,005   6,466,451   6,605,510   6,758,351   6,972,762

EXPENSES
--------
COMMON AREA MAINT.  1,131,989   1,171,609   1,212,615   1,255,056   1,298,983   1,344,447   1,391,503
REAL ESTATE TAXES     295,361     305,699     316,399     327,472     338,934     350,797     363,075
FOOD COURT EXPENSE     26,815      27,754      28,725      29,731      30,771      31,848      32,963
GENERAL & ADMIN.       90,637      93,809      97,092     100,491     104,008     107,648     111,416
MARKETING EXPENSE      39,555      40,939      42,372      43,855      45,390      46,978      48,623
MISCELLANEOUS          30,438      31,503      32,605      33,747      34,928      36,150      37,415
MANAGEMENT FEE        113,398     129,953     136,909     141,249     143,444     146,228     150,663
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
TOTAL EXPENSES      1,728,193   1,801,266   1,866,717   1,931,601   1,996,458   2,064,096   2,135,658

NET OPERATING
  INCOME            3,609,081   4,246,126   4,432,288   4,534,850   4,609,052   4,694,255   4,837,104

ALTERATIONS           339,615     130,353     109,766      97,470      34,997      32,485           0
COMMISSIONS           115,219      49,824      48,848      41,351      16,240      14,564           0
REPL'MENT RESERVE      91,991      95,211      98,543     101,993     105,562     109,257     113,081
CAPITAL REPAIRS       100,000     100,000     100,000     100,000     100,000     100,000     100,000
                    ---------   ---------   ---------   ---------   ---------   ---------   ---------
CASH FLOW           2,962,256   3,870,738   4,075,131   4,194,036   4,352,253   4,437,949  4,624,023


                      FY2004      FY2005      FY2006       FY2007     FY2008      FY2009
INCOME
------
MINIMUM RENT:
ALL TENANTS         4,676,511   4,719,991   4,726,462   4,680,909   5,119,869   5,295,040
FREE RENT                   0           0           0           0           0           0
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL MINIMUM RENT  4,676,511   4,719,991   4,726,462   4,680,909   5,119,869   3,295,040

RECOVERIES:
CAN-MALL SHOPS      1,475,511   1,546,143   1,606,407   1,610,399   1,721,182   1,772,072
TAX-MALL SHOPS        252,415     261,025     266,650     261,380     275,890     285,898
FCT-FOOD CWRT          39,234      40,607      39,815      41,911      43,906      44,116
CAM-ANCHOR TENANTS    176,002     176,635     183,609     193,135     195,702     199,040
TAX-ANCHOR TENANTS    127,647     134,545     141,686     149,076     156,725     164,641
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL RECOVERIES    2,070,809   2,158,955   2,238,167   2,255,901   2,393,405   2,465,767

OVERAGE RENT          423,242     460,922     494,614     444,492     390,982     422,903

SALES VOLUME (000)     74,897      77,321      79,150      78,920      83,614      85,908
                    ---------   ---------   ---------   ---------   ---------   ---------
GROSS RENTAL
  INCOME            7,170,562   7,339,868   7,459,243   7,381,302   7,904,256   8,183,710
CREDIT LOSS        (  179,264) (  183,497) (  186,481) (  184,533) (  197,606) (  204,593)
WATER/SEWER            40,539      41,350      42,177      43,020      43,881      44,758
MISCELLANEOUS          81,078      82,700      84,354      86,041      87,761      89,517
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL INCOME        7,112,915   7,280,421   7,399,293   7,325,830   7,838,292   8,113,392

EXPENSES
--------
COMMON AREA MAINT.  1,440,206   1,490,613   1,542,784   1,596,782   1,652,669   1,710,512
REAL ESTATE TAXES     375,782     388,935     402,547     416,636     431,219     446,311
FOOD COURT EXPENSE     34,117      35,311      36,547      37,826      39,150      40,520
GENERAL & ADMIN.      115,315     119,351     123,529     127,852     132,327     136,958
MARKETING EXPENSE      50,324      52,086      53,909      55,796      57,748      59,770
MISCELLANEOUS          38,725      40,080      41,483      42,935      44,438      45,993
MANAGEMENT FEE        152,993     155,428     156,632     153,762     165,326     171,538
                    ---------   ---------   ---------   ---------   ---------   ---------
TOTAL EXPENSES      2,207,462   2,281,804   2,357,431   2,431,589   2,522,877   2,611,602
                    ---------   ---------   ---------   ---------   ---------   ---------
NET OPERATING
  INCOME            4,905,453   4,998,617   5,041,862   4,894,241   5,315,415   5,501,790

ALTERATIONS            35,065       5,685      62,323     401,932     360,255     169,224
COMMISSIONS            14,676       2,299      25,909     173,678     151,334      67,828
REPL'MENT RESERVE     117,039     121,135     125,375     129,763     134,305     139,005
CAPITAL REPAIRS       100,000     100,000     100,000     100,000     100,000     100,000
                    ---------   ---------   ---------   ---------   ---------   ---------
CASH FLOW           4,638,673   4,769,498   4,728,255   4,088,868   4,569,521   5,025,733

                     GOLDEN EAST CROSSING, ROCKY MOUNT, INC.
                             ANNUAL CASH FLOW REPORT
                          BEGINNING 1/1/96 FOR 13 YEARS
                                 5/20/96 @ 10:16

                       CY1996      CY1997     CY1998      CY1999     CY2000      CY2001      CY2002     CY2003     CY2004
INCOME
------
MINIMUM RENT:
ALL TENANTS          3,373,721   3,956,820  4,213,502   4,381,353  4,424,930   4,470,300   4,598,780  4,669,379  4,700,121
FREE RENT              (55,516)   (188,446)   (58,230)          0          0           0           0          0          0
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
TOTAL MINIMUM RENT   3,318,205   3,768,374  4,155,272   4,381,353  4,424,930   4,470,300   4,598,780  4,669,379  4,700,121

RECOVERIES:
CAM-MALL SHOPS       1,107,029   1,231,993  1,291,922   1,288,336  1,324,192   1,353,130   1,406,566  1,456,686  1,513,199
TAX-MALL SHOPS         181,530     205,860    218,764     226,708    232,847     238,537     244,501    250,571    256,885
FCT-FOOD COURT          26,837      30,332     31,495      33,698     34,880      36,099      37,364     38,670     40,024
CAM-ANCHOR TENANTS     140,809     141,299    146,285     146,810    147,353     170,080     170,662    175,742    176,366
TAX-ANCHOR TENANTS      83,239      88,584     94,114      99,840    105,764     111,898     118,245    124,814    131,614
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
TOTAL RECOVERIES     1,539,444   1,698,068  1,782,580   1,795,392  1,845,036   1,909,744   1,977,338  2,046,483  2,118,088
OVERAGE RENT           407,217     324,202    312,666     302,874    323,509     344,401     373,898    408,450    443,699
SALES VOLUME (000)      60,097      61,159     63,022      65,616     67,388      69,462      71,985     74,205     76,196
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
GROSS RENTAL
 INCOME              5,264,866   5,790,644  6,250,518   6,479,619  6,593,475   6,724,445   6,950,016  7,124,312  7,261,908
CREDIT LOSS           (131,621)   (144,766)  (156,263)   (161,990)  (164,837)   (168,111)  (173,750)   (178,108)  (181,548)
WATER/SEWER             35,000      35,700     36,414      37,142     37,885      38,643      39,416     40,204     41,008
MISCELLANEOUS           70,000      71,400     72,828      74,285     75,770      77,286      78,831     80,408     82,016
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
TOTAL INCOME         5,238,245   5,752,978  6,203,497   6,429,056  6,542,293   6,672,263   6,894,513  7,066,816  7,203,384

EXPENSES
--------
COMMON AREA MAINT.   1,115,718   1,154,768  1,195,185   1,237,016  1,280,312   1,325,123   1,371,502  1,419,505  1,469,187
REAL ESTATE TAXES      291,116     301,305    311,851     322,765    334,062     345,754     357,856    370,381    383,344
FOOD COURT EXPENSE      26,430      27,355     28,312      29,303     30,329      31,391      32,489     33,626     34,803
GENERAL & ADMIN.        89,334      92,461     95,697      99,046    102,513     106,101     109,814    113,658    117,636
MARKETING EXPENSE       38,986      40,351     41,763      43,224     44,737      46,303      47,924     49,601     51,337
MISCELLANEOUS           30,000      31,050     32,137      33,262     34,426      35,631      36,878     38,168     39,504
MANAGEMENT FEE         111,763     122,777    134,038     140,527    142,453     144,441     149,180    152,335    154,315
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
TOTAL EXPENSES       1,703,347   1,770,067  1,838,983   1,905,143  1,968,832   2,034,744   2,105,643  2,177,274  2,250,126
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
NET OPERATING
 INCOME              3,534,898   3,982,911  4,364,514   4,523,913  4,573,461   4,637,519   4,788,870  4,889,542  4,953,258
ALTERATIONS            184,837     188,733    202,393      59,560     41,681      34,997      32,485          0     35,065
COMMISSIONS             44,247      86,629     81,392      25,639     17,335      16,240      14,564          0     14,676
REPL'MENT RESERVE       91,991      95,211     98,543     101,993    105,562     109,257     113,081    117,039    121,135
CAPITAL REPAIRS        100,000     100,000    100,000     100,000    100,000     100,000     100,000    100,000    100,000
                     ---------   ---------  ---------   ---------  ---------   ---------   ---------  ---------  ---------
CASH FLOW            3,113,823   3,512,338  3,882,186   4,236,721  4,308,883   4,377,025   4,528,740  4,672,503  4,682,382

                        CY2005       CY2006      CY2007     CY2008
INCOME
------
MINIMUM RENT:
ALL TENANTS           4,710,469    4,675,497   4,949,480  5,198,123
FREE RENT                     0            0           0          0
                      ---------    ---------   ---------  ---------
TOTAL MINIMUM RENT    4,710,469    4,675,497   4,949,480  5,198,123

RECOVERIES:
CAM-MALL SHOPS        1,571,690    1,617,061   1,679,714  1,740,085
TAX-MALL SHOPS          263,188      265,649     267,875    281,015
FCT-FOOD COURT           39,208       42,874      41,669     45,928
CAM-ANCHOR TENANTS      177,011      192,847     193,538    198,731
TAX-ANCHOR TENANTS      138,651      145,935     153,473    161,277
                      ---------    ---------   ---------  ---------
TOTAL RECOVERIES      2,189,748    2,264,366   2,336,269  2,427,036
OVERAGE RENT            483,935      494,395     380,640    411,159
SALES VOLUME (000)       78,101       79,827      80,845     84,753
                      ---------    ---------   ---------  ---------
GROSS RENTAL
 INCOME               7,384,152    7,434,258   7,666,389  8,036,318
CREDIT LOSS            (184,604)    (185,856)   (191,659)  (200,908)
WATER/SEWER              41,828       42,665      43,518     44,388
MISCELLANEOUS            83,656       85,330      87,036     88,777
                      ---------    ---------   ---------  ---------
TOTAL INCOME          7,325,032    7,376,397   7,605,284  7,968,575

EXPENSES
--------
COMMON AREA MAINT.    1,520,609    1,573,830   1,628,914  1,685,926
REAL ESTATE TAXES       396,761      410,648     425,020    439,896
FOOD COURT EXPENSE       36,021       37,282      38,587     39,938
GENERAL & ADMIN.        121,753      126,014     130,425    134,990
MARKETING EXPENSE        53,134       54,994      56,918     58,910
MISCELLANEOUS            40,887       42,318      43,799     45,332
MANAGEMENT FEE          155,832      155,097     159,904    168,279
                      ---------    ---------   ---------  ---------
TOTAL EXPENSES        2,324,997    2,400,183   2,483,567  2,573,271
                      ---------    ---------   ---------  ---------
NET OPERATING
 INCOME               5,000,035    4,976,214   5,121,717  5,395,304
ALTERATIONS              49,761      125,964     454,837    213,874
COMMISSIONS              20,123       55,812     194,713     88,463
REPL'MENT RESERVE       125,375      129,763     134,305    139,005
CAPITAL REPAIRS         100,000      100,000     100,000    100,000
                      ---------    ---------   ---------  ---------
CASH FLOW             4,704,776    4,564,675   4,237,862  4,853,962

================================================================================
AVERAGE MALL SHOP RENT CALCULATION
Golden East Crossing (Rocky Mount, North Carolina)
Cushman & Wakefield, Inc.

--------------------------------------------------------------------------------
        Suite Size             Applicable      Pro-Rata     Initial     Weighted
        Category                 Sq/Ft           Share    Market Rent   Average
================================================================================

------------------
In-Line Mall Shops
------------------

  Under   -      750  SF        4,785  SF        2.53%       $30.00       $0.76
    751   -    1,200  SF       14,910  SF        7.87%       $25.00       $1.97
  1,201   -    2,000  SF       18,542  SF        9.79%       $20.00       $1.96
  2,001   -    3,500  SF       61,682  SF       32.57%       $15.00       $4.88
  3,501   -    5,000  SF       35,511  SF       18.75%       $15.00       $2.81
  5,001   -   10,000  SF       36,500  SF       19.27%       $10.00       $1.93
   Over   -   10,000  SF       17,474  SF        9.23%        $8.00       $0.74

================================================================================

Leasable Mall Shop Space      189,404  SF      100.00%
Percentage of Owned and                         43.85%
Leasable GLA*
Mall Shop Average Rent:                                                  $15.05
*12+/- percent of physical
mall shop space considered
non-leasable throughout
holding period
================================================================================

================================================================================
    Other Components            Sq/Ft          Pro-Rata     Initial     Weighted
                                                 Share    Market Rent   Average
================================================================================

Food Court Tenants              3,939  SF        0.91%       $30.00       $0.27
Kiosk Tenants                       0  SF        0.00%        $0.00       $0.00
Owned Anchor Tenants          241,253  SF       55.51%        $4.00       $2.22
Non-Owned Anchors             112,957  SF
Non-Leasable Mall Shops        25,361  SF

================================================================================

Other Owned &
Leasable GLA                  245,192  SF                                 $2.49
Total
Owned & Leasable GLA          434,596  SF
Property Total                572,914  SF

================================================================================

====================================================================================================================================

COMMON AREA MAINTENANCE EXPENSE COMPARABLES
Cushman & Wakefield, Inc.

------------------------------------------------------------------------------------------------------------------------------------
                                      Budget    Year       No.      Total          Shop        Budgeted         Expense
 No.  Area Location            State   Year     Built    Stories     GLA            GLA       CAM Expense      Per Sq/Ft    Location
====================================================================================================================================
  1  Saratoga County MSA        NY     1995   1990/91/93    1       656,501       256,668      $1,900,000        $7.40      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  2  Syracuse MSA               NY     1995   1954/96       2     1,035,525       410,818      $2,750,000        $6.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  3  Syracuse MSA               NY     1995   1988/94       1       776,571       311,557      $2,100,000        $6.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  4  Rochester MSA              NY     1995   1967/93       2     1,533,574       495,040      $3,265,000        $6.60      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  5  Jefferson County MSA       NY     1995   1986/93       1       635,765       209,873        $922,000        $4.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  6  Buffalo MSA                NY     1996   1985/89       1       753,105       285,771      $1,665,000        $5.83      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  7  White Plains MSA           NY     1995   1980/93       4       882,689       326,774      $3,190,000        $9.76      Urban
------------------------------------------------------------------------------------------------------------------------------------
  8  Fairfield County MSA       CT     1995   1986/91       2     1,270,146       499,868      $3,583,000        $7.17      Suburban
------------------------------------------------------------------------------------------------------------------------------------
  9  Meriden MSA                CT     1994   1971/94       2       711,626       292,877      $2,550,000        $8.71      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 10  Worcester County MSA       MA     1996   1971/87       1       445,875       182,372      $1,410,000        $7.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 11  Boston MSA                 MA     1995   1980/93       1       322,120       155,080      $1,600,000       $10.32      Urban
------------------------------------------------------------------------------------------------------------------------------------
 12  Bristol County MSA         MA     1995   1992          2     1,005,595       349,107      $2,055,000        $5.89      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 13  Bristol County MSA         MA     1995   1987/89       2       967,363       374,630      $2,762,000        $7.37      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 14  Essex County MSA           MA     1995   1993/94       2       863,344       329,065      $2,315,000        $7.04      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 15  Kingston MSA               MA     1994   1989/92       1       771,007       295,562      $1,682,000        $5.69      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 16  Burlington MSA             VT     1995   1979/89/92    1       490,424       185,398      $1,000,000        $5.39      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 17  Bucks County MSA           PA     1995   1968/75       1       348,309       305,212      $1,824,000        $5.98      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 18  Westminster MSA            MD     1995   1987/94       1       524,964       193,557      $1,350,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 19  Washington-Baltimore       MD     1995   1979/93       2       661,639       245,217      $1,880,000        $7.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 20  Baltimore MSA              MD     1995   1956/91       1       863,376       242,376      $1,940,000        $8.00      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 21  Prince William Cty. MSA    VA     1995   1972/96       1       716,796       278,494      $1,600,000        $5.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 22  Arlington MSA              VA     1994   1986          4       491,057       222,800      $1,930,000        $8.66      Urban
------------------------------------------------------------------------------------------------------------------------------------
 23  Chicago/DuPage County      IL     1995   1962/91       1     2,012,865       830,287      $5,790,000        $6.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 24  Chicago/DuPage County      IL     1995   1975/96       2     1,477,103       569,926      $4,928,000        $8.65      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 25  Chicago/Cook County        IL     1995   1976/94       2     1,251,294       499,999      $4,176,000        $8.35      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 26  Vernon Hills MSA           IL     1995   1973/89       2     1,063,706       503,480      $2,500,000        $4.97      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 27  Bloomingdale MSA           IL     1995   1981/88/91    2     1,292,186       427,609      $2,030,000        $4.75      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 28  Minneapolis MSA            MN     1995   1962/94       1       982,228       201,561      $1,950,000        $9.67      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 29  Milwaukee MSA              WN     1995   1972          1     1,014,851       395,598      $2,420,000        $6.12      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 30  Milwaukee MSA              WN     1995   1970          1     1,257,676       371,420      $2,700,000        $7.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 31  Genesee County MSA         MI     1995   1980/93       1       451,036       230,625        $902,000        $3.91      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 32  Louisville/Clark County    IN     1995   1990          1       750,343       306,059      $1,676,000        $5.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 33  Indianapolis MSA           IN     1995   1966/87       1     1,239,059       260,359      $1,431,000        $5.50      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 34  Tampa MSA                  FL     1995   1995          1       977,047       359,579      $1,980,000        $5.51      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 35  Plantation MSA             FL     1995   1979/93       1     1,004,061       282,952      $1,829,000        $6.46      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 36  Miami MSA                  FL     1995   1982          1     1,120,827       290,385      $1,820,000        $6.27      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 37  Coral Springs MSA          FL     1995   1984/96       1     1,171,127       293,183      $1,700,000        $5.80      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 38  North/Central Kansas       KS     1995   1987/90       1       400,307       185,324        $830,000        $4.48      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 39  Amarillo MSA               TX     1995   1982/86       1       889,508       316,190      $1,180,000        $3.73      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 40  Las Vegas MSA              NV     1995   1992          1       241,580       241,580      $3,190,000       $13.20      Urban
------------------------------------------------------------------------------------------------------------------------------------
 41  Las Vegas MSA              NV     1994   1981/93       2       819,374       286,936      $2,455,000        $8.56      Urban
------------------------------------------------------------------------------------------------------------------------------------
 42  Knoxville MSA              TN     1995   1972/94       1     1,333,018       382,150      $1,810,000        $4.74      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 43  Nashville MSA              TN     1995   1990          2       716,462       373,662      $2,280,000        $6.10      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 44  Riverside County MSA       CA     1995   1970/91       1     1,044,536       411,640      $3,000,000        $7.29      Suburban
------------------------------------------------------------------------------------------------------------------------------------
 45  Seattle MSA                WA     1995   1979/95       1     1,012,754       311,019      $1,400,000        $4.50      Suburban
====================================================================================================================================
     Survey Mean:                                                   894,452       328,436      $2,205,556        $6.76
====================================================================================================================================